UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    Form 8-K

                              ____________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 30, 2006

                              ____________________


                    Lincoln Educational Services Corporation
               (Exact Name of Registrant as Specified in Charter)

                              ____________________



        New Jersey                      000-51371                57-1150621
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

     200 Executive Drive, Suite 340
     West Orange, New Jersey 07052                                 07052
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340

                                 Not Applicable
         (Former name or former address, if changed since last report)

                              ____________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement

         On March 30, 2006, Lincoln Educational Services Corporation, a New Jersey corporation (the "Company"), issued a press release announcing a definitive stock purchase agreement (the "Purchase Agreement") to acquire New England Institute of Technology at Palm Beach, Inc., a Florida corporation ("NET"), for approximately $35.3 million in cash plus the assumption of a $7.2 million mortgage. The Purchase Agreement was entered into among Lincoln Technical Institute, Inc., a New Jersey corporation and a wholly owned subsidiary of the Company, and Richard I. Gouse, Andrew T. Gouse (individually and as Trustee of the Carolyn Beth Gouse Irrevocable Trust), Seth A. Kurn and Steven L. Meltzer, all shareholders of NET. The transaction, which is currently expected to close in the second quarter of 2006, is subject to certain regulatory approvals, as well as other customary conditions to closing. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.


Item 9.01.    Financial Statements and Exhibits

(c)      Exhibit
         99.1 Press release of Lincoln Educational Services Corporation dated March 30, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     LINCOLN EDUCATIONAL SERVICES CORPORATION



Date: April 4, 2006
                                     By:    /s/ Cesar Ribeiro
                                        ----------------------------------------
                                        Name:   Cesar Ribeiro
                                        Title:  Vice President, Chief Financial
                                                Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.             Description of Document
-----------             -----------------------

99.1 Press release of Lincoln Educational Services Corporation dated March 30, 2006